UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date  of  Report  (Date  of  Earliest  event  reported):  May  28,  2004

                             RUBINCON VENTURES INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)

     0-29429                                                 51-0388133
-------------------------                      ---------------------------------
(Commission  File  Number)                    (IRS  Employer Identification No.)

4761  Cove  Cliff  Road
North  Vancouver,  British  Columbia,  Canada               V7G  1H8
---------------------------------------------               --------
(Address  of  principal  executive  offices)               (Zip  Code)

Registrant's  telephone  number,  including  area  code:  1-604-929-0637

ITEM  5.  OTHER  EVENTS  AND  REGULATION  FD  DISCLOSURE.

On May 28, 2004, the Special Meeting of Shareholders was held wherein the shareholders approved the following matters:

1. The election of Ted Reimchen, Irene Campany and Martine Rummelhoff as directors.

       All votes were vote for the directors, none were against and none were withheld.

2. The ratification of Madsen & Associates, CPA's Inc. as Rubincon Ventures Inc.'s independent accountants.

       All votes were voted for the ratification of Madsen & Associates, CPA's Inc, as independent accountants, none were against and none were abstained.

There are 2,400,820 common shares outstanding as at the record date of April 17, 2004 of which the following were represented at the Meeting:

          Represented  in  Person:        315,000  shares
          Represented  by  Proxy:       1,460,000  shares

The number of shares so represented were 1,775,000 or 73.9 percent of the issued and outstanding shares in the capital stock of Rubincon Ventures Inc.

There  was  no  other  business  brought  forth  at  the  Meeting.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      RUBINCON  VENTURES  INC.
                                      ------------------------
                                            (Registrant)


Date:  May  28,  2004                   /s/  "Irene  Campany"
                                        ---------------------
                               Irene  Campany,  Chief  Financial  Officer
                               Chief  Accounting  Officer,  Secretary  Treasurer
                                               and  Director